SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2016

YANEX GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
9830 6th Street, Suite 103 Rancho Cucamonga, CA 91730 (855) 476-7679
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

18881 Von Karman Ave., Suite 1440

Irvine, CA 92162

(707) 714-1088

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

OTHER EVENTS.

Effective June 16, 2016, Yanex Group, Inc. (the “Company”) has changed its corporate address to 9830 6th Street, Suite 103, Rancho Cucamonga, CA, 91730. Our new telephone number is (855) 476-7679.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Yanex Group, Inc.

Dated: June 16, 2016

/s/ Leonardo Correa Rodriguez

By: Leonardo Correa Rodriguez

Its: Chief Executive Officer